Business Acquisition and Contingent Consideration	12 Months Ended
Mar. 31, 2015
Business Combinations [Abstract]
Business Acquisition and Contingent Consideration

2. BUSINESS ACQUISITION AND CONTINGENT CONSIDERATION

On July 24, 2012 the Company purchased from Boston Scientific Corporation [“BSC”], in a taxable transaction, all of the assets, relating to the Prolieve Thermodilatation System (“Prolieve”), a FDA approved device for the treatment of Benign Prostatic Hyperplasia (“BPH”). The total purchase consideration consisted of the following:

Cash	$2,535,610
Fair value of contingent consideration	1,126,505

Total consideration	$3,662,115

The maximum amount of $2,500,000 is payable as contingent consideration pursuant to the terms of the agreement. The fair value of the contingent consideration was determined by calculating its present value based on its payment terms using an interest rate of 24% (our estimated unsecured borrowing rate). The contingent consideration is payable quarterly at a rate of 10% of sales of Prolieve products. As at March 31, 2015, $831,632 of royalties is due to BSC. Of this amount, approximately $728,632 is past due.

As of March 31, 2015, the balance due is allocated as follows:

	Non Contingent portion	Contingent portion	Total
Balance at April 1, 2012	$—	$—	$—
Additions	180,597	890,020	1,070,617
Change in fair market value	—	—	—

Balance at March 31, 2013	180,597	890,020	1,070,617

Less: payments	(309,133)		(309,133)
Change in fair market value	538,397	282,634	821,031

Balance at March 31, 2014	409,861	1,172,654	1,582,515

Less: payments	—	—	—
Change in fair market value	421,771	(141,475)	280,296

Balance at March 31, 2015	831,632	1,031,179	1,862,811

Allocated as follows:

Payable to BSC	$831,632	$—	$831,632

Contingent Payable to BSC - current	$—	$440,663	$440,663

Contingent Payable to BSC - long term	$—	$590,516	$590,516